FOURTH AMENDMENT TO AMENDED AND RESTATED
LOAN AGREEMENT

This Fourth Amendment to Amended and Restated Loan Agreement (this “Fourth Amendment”) is entered into as of the 29th day of March, 2006, to be effective as of June 30, 2005 (the “Effective Date”) by and among THREE D OIL CO. OF KILGORE, INC., a Texas corporation (“Borrower”), UNITED FUEL & ENERGY CORPORATION, a Texas corporation (“United” or a “Guarantor”), THOMAS E. KELLY, an individual residing in Midland County, Texas (“Kelly” or a “Guarantor”) (United and Kelly are collectively referred to herein as “Guarantors”), and CITIBANK TEXAS, N.A., a national banking association, formerly known as First American Bank, SSB (“Lender”).

RECITALS:

A. Borrower, Guarantors and Lender entered into that certain Amended and Restated Loan Agreement dated as of October 10, 2003, as amended by First Amendment to Amended and Restated Loan Agreement and Consent dated as of July 14, 2004, by Second Amendment to Amended and Restated Loan Agreement and Consent dated August 6, 2004, and by Third Amendment to Amended and Restated Loan Agreement dated October 10, 2004 (the “Loan Agreement”).

B. Pursuant to the terms of the Loan Agreement, Borrower executed that certain Term Note dated October 10, 2003, in the original principal amount of $1,500,000, payable to the order of Lender (the “Term Note”).

C. Borrower and Guarantors have requested that Lender amend certain provisions of the Loan Agreement, which Lender has agreed to do subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, it is hereby agreed between Lender, Borrower and Guarantors as follows:

Agreement

1. Definitions. Except as otherwise expressly provided herein, all capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Amendment to Loan Agreement. Effective as of the Effective Date, Section 7.13 of the Loan Agreement (Debt Service Coverage Ratio) is hereby amended in its entirety to read as follows:

7.13 Debt Service Coverage Ratio. Borrower will not permit its Debt Service Coverage Ratio to be less than 1.25 to 1.0 as of the last day of any fiscal quarter of Borrower ending on or after September 30, 2006.

3. Conditions Precedent. The effectiveness of this Fourth Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) Borrower and Guarantors shall have executed and delivered to Lender this Fourth Amendment and all other required documents, all in form and substance satisfactory to Lender;

(b) CIT shall have waived its right under Section 14 of the Intercreditor Agreement to receive a copy of this Fourth Amendment at least ten (10) days prior to the execution thereof; and

(c) The Boards of Directors of Borrower and United shall have approved the execution, delivery and performance of this Fourth Amendment and all other required documents by resolutions satisfactory to Lender and its counsel, and appropriate certificates as to such actions, showing the parties authorized to execute the same and all items required herein, shall have been delivered to Lender.

4. Representations. As an inducement to Lender to enter into this Fourth Amendment, Borrower and Guarantors jointly and severally represent and warrant to Lender that (i) the representations and warranties contained in the Loan Agreement are true and correct as of the execution date hereof, (ii) neither Borrower nor Guarantors have breached any of the covenants contained in the Loan Agreement or the other Loan Papers (except as may have been waived in writing by Lender), and (iii) no Event of Default now exists, nor does there exist any condition or event which, with notice and/or lapse of time, would constitute an Event of Default.

5. No Waiver. Neither the execution by Lender of this Fourth Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lender of any Event of Default (whether now existing or that may occur hereafter) or any of Lender's rights under the Loan Agreement, as hereby amended, or under any of the other Loan Papers.

6. Ratification. Except as provided herein, all terms and provisions of the Loan Agreement shall remain unchanged. Borrower and Guarantors hereby ratify, affirm and reaffirm all of the terms and provisions of the Loan Agreement as amended hereby, of the Term Note, of the Guaranties, of the Security Documents and of the other Loan Papers, in each case to the extent such party is a party thereto.

7. Governing Law. This Fourth Amendment is being executed and delivered, and is intended to be performed, in the State of Texas, and the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Fourth Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

8. Final Agreement. THIS FOURTH AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9. Counterparts. This Fourth Amendment may be executed in any number of separate counterparts (including by facsimile transmission), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

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EXECUTED effective as of the Effective Date.

BORROWER:	THREE D OIL CO. OF KILGORE, INC.

	By:	/s/ Bobby W. Page
Bobby W. Page
Vice President and Chief Financial Officer

GUARANTORS:

	By:	/s/ Thomas E. Kelly
THOMAS E. KELLY

UNITED FUEL & ENERGY CORPORATION

By:	/s/ Bobby W. Page
Bobby W. Page
Vice President and Chief Financial Officer

LENDER:	CITIBANK TEXAS, N.A.

	By:	/s/ Frank K. Stowers
Frank K. Stowers
Senior Vice President